Ex. 99 (a)(1)

                                   SCHEDULE A
                             AS AMENDED JUNE 5, 2001

                                 THE PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                       CLASSES OF EACH PORTFOLIO

PBHG Growth Fund                                      PBHG Class
                                                      Advisor Class

PBHG Emerging Growth Fund                             PBHG Class
                                                      Advisor Class

PBHG New Opportunities Fund                           PBHG Class
                                                      Advisor Class

PBHG Large Cap Growth Fund                            PBHG Class
                                                      Advisor Class

PBHG Select Equity Fund                               PBHG Class
                                                      Advisor Class

PBHG Core Growth Fund                                 PBHG Class
                                                      Advisor Class

PBHG Limited Fund                                     PBHG Class
                                                      Advisor Class

PBHG Large Cap 20 Fund                                PBHG Class
                                                      Advisor Class

PBHG Large Cap Value Fund                             PBHG Class
                                                      Advisor Class

PBHG Mid-Cap Value Fund                               PBHG Class
                                                      Advisor Class

PBHG Small Cap Value Fund                             PBHG Class
                                                      Advisor Class

PBHG Focused Value Fund                               PBHG Class
                                                      Advisor Class

PBHG Cash Reserves Fund                               PBHG Class
                                                      Advisor Class

PBHG Technology & Communications Fund                 PBHG Class
                                                      Advisor Class

PBHG Strategic Small Company Fund                     PBHG Class
                                                      Advisor Class

PBHG Global Technology & Communications Fund          PBHG Class
                                                      Advisor Class

PBHG Wireless & Telecom Fund                          PBHG Class
                                                      Advisor Class

PBHG IRA Capital Preservation Fund                    PBHG Class
                                                      Advisor Class

PBHG Disciplined Equity Fund                          PBHG Class
                                                      Advisor Class

PBHG New Perspective Fund                             PBHG Class
                                                      Advisor Class

PBHG REIT Fund                                        PBHG Class
                                                      Advisor Class

PBHG Pan European Fund                                PBHG Class
                                                      Advisor Class

PBHG Concentrated International Fund                  PBHG Class
                                                      Advisor Class


                                                By: /s/ John M. Zerr
                                                    -----------------------
                                                    Name:   John M. Zerr
                                                    Title:  Vice President


                                                                               2